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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________
FORM 8-K
________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 11, 2014
________________________

The WhiteWave Foods Company
(Exact name of registrant as specified in its charter)

________________________

Delaware	001-35708	46-0631061
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1225 Seventeenth Street, Suite 1000, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (303) 635-4500
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 8.01 Other Events.

The WhiteWave Foods Company, a Delaware corporation (the “Company”), intends to file a Registration Statement on Form S-3 with the Securities and Exchange Commission pursuant to which the Company may, from time to time, offer debt securities that are guaranteed by certain of the Company's 100% owned domestic subsidiaries. The Company is filing this Current Report on Form 8-K to provide supplemental guarantor financial information pursuant to Rule 3-10 of Regulation S-X.

The Company is disclosing condensed consolidating financial information of the subsidiary guarantors in a new footnote to certain of its previously issued financial statements by updating the historical financial statements contained in its (i) Annual Report on Form 10-K for the year ended December 31, 2013 (the "Form 10-K") to include Note 22 in the Notes to Consolidated Financial Statements for the periods disclosed therein and (ii) Quarterly Report on Form 10-Q for the quarter ended June 30, 2014 (the "Form 10-Q") to include Note 17 in the Notes to Condensed Consolidated Financial Statements for the periods disclosed therein. These updated historical financial statements are filed as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K.

This Current Report on Form 8-K is being filed only to update the Notes to the historical financial statements, as described herein. All other information in the Company's Form 10-K and Form 10-Q remains unchanged. This Current Report on Form 8-K does not modify or update the disclosures in the Form 10-K or Form 10-Q, nor does it reflect any subsequent information or events, other than the inclusion of the supplemental guarantor financial information.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP.
99.1
Consolidated Financial Statements of The WhiteWave Foods Company and subsidiaries and Notes thereto for the year ended December 31, 2013, as supplemented on September 9, 2014 by the inclusion of Note 22.

99.2
Condensed Consolidated Financial Statements of The WhiteWave Foods Company and subsidiaries and Notes thereto for the three and six months ended June 30, 2014, as supplemented on September 9, 2014 by the inclusion of Note 17.

101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.LAB	XBRL Taxonomy Extension Presentation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 11, 2014	THE WHITEWAVE FOODS COMPANY

	By:	/s/ James T. Hau
James T. Hau
Vice President and
Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP.
99.1
Consolidated Financial Statements of The WhiteWave Foods Company and subsidiaries and Notes thereto for the year ended December 31, 2013, as supplemented on September 9, 2014 by the inclusion of Note 22.

99.2
Condensed Consolidated Financial Statements of The WhiteWave Foods Company and subsidiaries and Notes thereto for the three and six months ended June 30, 2014, as supplemented on September 9, 2014 by the inclusion of Note 17.

101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.LAB	XBRL Taxonomy Extension Presentation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document